DERIVATIVE INSTRUMENTS	6 Months Ended
Jun. 30, 2020
DERIVATIVE INSTRUMENTS
DERIVATIVE INSTRUMENTS

NOTE 8:-    DERIVATIVE INSTRUMENTS

The Group enters into hedge transactions with a major financial institution, using derivative instruments, primarily forward contracts and options to purchase and sell foreign currencies, in order to reduce the net currency exposure associated with anticipated expenses (primarily salaries and rent expenses) in currencies other than the dollar. The Group currently hedges such future exposures for a maximum period of one year. However, the Group may choose not to hedge certain foreign currency exchange exposures for a variety of reasons, including but not limited to immateriality, accounting considerations and the prohibitive economic cost of hedging particular exposures. There can be no assurance the hedges will offset more than a portion of the financial impact resulting from movements in foreign currency exchange rates.

The Group records all derivatives in the consolidated balance sheet at fair value. The effective portions of cash flow hedges are recorded in other comprehensive income until the hedged item is recognized in earnings. The ineffective portions of cash flow hedges are adjusted to fair value through earnings in financial income or expense.

As of June 30, 2020 (unaudited), the Group had a net deferred gain associated with cash flow hedges of  $1,776 recorded in other comprehensive income (loss). As of December 31, 2019, the Group had unrealized gain of $244 associated with cash flow hedges that was recorded in other comprehensive income (loss).

NOTE 8:-     DERIVATIVE INSTRUMENTS (Cont.)

The Group entered into forward and options contracts that did not meet the requirement for hedge accounting. The Group measured the fair value of the contracts in accordance with ASC 820, at Level 2. The net loss recognized in "financial income (expenses), net" during the six months ended June 30, 2020 and 2019 (unaudited) were $13 and $0, respectively.

As of June 30, 2020 (unaudited), the Group had outstanding forward and options collar (cylinder) contracts in the amount of $34,300 which were designated as payroll and rent hedging contracts. As of December 31, 2019, the Group had no outstanding forward and options collar (cylinder) contracts which were designated as payroll and rent hedging contracts. In addition, as of June 30, 2020, the Group had $3,500 outstanding forward contracts which are not designated as hedging contracts.

The fair value of the Group's outstanding derivative instruments and the effect of derivative instruments in cash flow hedging relationship on other comprehensive income for the periods ended June 30, 2020 and December 31, 2019 are summarized below:

Foreign exchange forward		June 30,	December 31,
and options contracts	Balance sheet	2020	2019
		Unaudited	Audited

Fair value of foreign exchange forward and options collar (cylinder) contracts	"Other receivables and prepaid expenses"	$1,776	$—

Gains recognized in other comprehensive income (effective portion)	"Other comprehensive income (loss)"	$1,776	$244